Exhibit 99.1

Docket #0725 Date Filed: 11/30/2015

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Colt Holding Company LLC	Case No. 15-11296
Reporting Period: 10/05/15-11/1/15

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements			Note 1
Cash disbursements journals			Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			Note 1
Copies of tax returns filed during reporting period			Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4		Note 1
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1) Due to system constraints and/or the volume of records, these items have not been submitted

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Scott B. Flaherty	11/30/2015
Signature of Authorized Individual*	Date

Scott B. Flaherty	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - U	Reporting Period: 10/05/15-11/1/15
October ‘15 (October 5-November 1)

	BANK ACCOUNTS - Colt Defense - US																	CURRENT MONTH
			Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo
	Wells Fargo	Wells Fargo	Depository-	Accounts	Utility Deposit-	Operating -	CD Operating -	NCHC	Operating -	Wells Fargo-	Bank of	Bank of	Bank of	Bank of	Interaudi Bank-	JPMorgan-	BMO Harris
	Operating -2949	Payroll - 3093	8611	Payable- 0355	5957	3119	3127	Operating-3150	4004	3143	America-9395	America-4636	America-7604	America-5012	3410	1103	Bank-6366	ACTUAL

CASH BEGINNING OF MONTH	5,009,539	—	—	—	30,099	110,230	23,500	23,000	12,386	—		31,141	—	—	484,914	849,603	285,493	6,859,905

RECEIPTS
Cash Sales																		—
Accounts Receivable	—	—	12,401,596	—	—	—	—	—	—	—	—	47,318	—	—	—	—	—	12,448,914
Loans and Advances																		—
Sale of Assets																		—
Other (attach list)																		—
Transfers (from dip accts)																		—
Intercompany Transfers			276,761															276,761
TOTAL RECEIPTS	$—	$—	$12,678,357	$—	$—	$—	$—	$—	$—	$—	$—	$47,318	$—	$—	$—	$—	$—	12,725,675

Disbursements
Net Payroll		2,155,318				39,818												2,195,136
Payroll Taxes		1,098,076				20,228												1,118,304
401K	272,676					4,690												277,366
Expense Reports	143,773																	143,773
Insurance Claims	859,807					102												859,909
Government Agencies	—																	—
Bank Fees	19,109								28			1,452						20,588
Inventory	7,366,996																	7,366,996
Freight	223,867																	223,867
Maintenance	144,691																	144,691
Supplies MRO	477,474																	477,474
Outside Services	153,529																	153,529
Utilities	71,344																	71,344
Information Technology	28,962																	28,962
International Comm	64,291																	64,291
Domestic Comm	76,506																	76,506
Administration	162,254																	162,254
Insurance premiums	68,755					987												69,742
Legal																		—
Marketing	87,055																	87,055
Consulting	173,445																	173,445
Rent																		—
Misc	39,228																	39,228
Property Tax																		—
Restructuring, Legal & Advisors																		—
Intercompany Transfer (Colt Canada)																		—
Interest																		—
O/S checks & reconciling items	4,913	77,943	—	508,437	(47)	(484)									79			590,841
Owner Draw*																		—
Transfers (to DIP accounts)																		—
Intercompany Transfers																		—
																		—
U.S. Trustee Quarterly Fees																		—
Court Costs																		—
TOTAL DISBURSEMENTS	$10,438,675	$3,331,337	$—	$508,437	$(47)	$65,341	$—	$—	$28	$—	$—	$1,452	$—	$—	$79	$—	$—	$14,345,301

Bank Account Transfers	$9,427,374	$3,253,394	$(12,678,357)	$—		$68,248			$—	$—		$(70,659)	$—	$—	$—	$—	$—	$—

NET CASH FLOW	$(1,011,301)	$(77,943)	$—	$(508,437)	$47	$2,907	$—	$—	$(28)	$—	$—	$(24,793)	$—	$—	$(79)	$—	$—	$(1,619,626)

Cash - End of Month	$3,998,238	$(77,943)	$—	$(508,437)	$30,146	$113,137	$23,500	$23,000	$12,358	$—	$—	$6,349	$—	$—	$484,835	$849,603	$285,493	$5,240,279

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - Canada	Reporting Period: 10/04/15-11/01/15
Oct ‘15 (Oct 4 - Nov 1)

	BANK ACCOUNTS - CANADA (in USD)												CURRENT MONTH
		BoA #3211 -	BoA #3104 -	BoA #3112 -	BoA #3419 -	BoA #3401 -
	BoA #3203 - A/R	A/P	A/R	A/P	A/R	A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P	ACTUAL

CASH BEGINNING OF MONTH (1)	5,318	481	—	2,426	61	5,367	0	1,027,979	—	303,856	—	217,488	1,562,976

RECEIPTS
Cash Sales													—
Accounts Receivable	6,089	—	—	—	—	—	1,390,031	746	—	—	149,533	—	1,546,399
Loans and Advances													—
Sale of Assets													—
Other (attach list)	—	—	—	0	—	0	22,684	—	—	3	—	(7)	22,680
Transfers (from dip accts)													—
Intercompany Transfers										(276,761)			(276,761)
TOTAL RECEIPTS	$6,089	$—	$—	$0	$—	$0	$1,412,715	$746	$—	$(276,758)	$149,533	$(7)	1,292,318

Disbursements
Net Payroll	—	—	—	—	—	—	—	376,580					376,580
Taxes	—	—	—	—	—	—	—	3,822					3,822
401K													—
Expense Reports								13,476					13,476
Insurance Claims													—
Government Agencies													—
Bank Fees	—	445	—	140	—	104	—	2,440		1,149			4,278
Inventory	—	—	—	—	—	—	—	550,570		365,811		39,871	956,252
Freight	—	—	—	—	—	—	—	98,075		79			98,154
Maintenance	—	—	—	—	—	—	—	8,183					8,183
Supplies MRO													—
Outside Services													—
Utilities								18,072					18,072
Information Technology													—
International Comm													—
Domestic Comm													—
Administration	—	—	—	—	—	—	—	88,760		(863)			87,897
Insurance premiums													—
Legal	—	—	—	—	—	—	—						—
Marketing								9,361				2,438	11,799
Consulting/Professional								12,093					12,093
Rent								6,499					6,499
MISC	—	—	—	—	—	—	—	38,448		13,667			52,115
Restructuring, Legal & Advisors													—
Interest													—
TOTAL DISBURSEMENTS	$—	$445	$—	$140	$—	$104	$—	$1,226,381	$—	$379,842	$—	$42,310	$1,649,221

Bank Account Transfers							$(1,412,715)	$839,408		$569,073	$(149,533)	$149,533	$(4,233)

NET CASH FLOW	$6,089	$(445)	$—	$(140)	$—	$(104)	$—	$(386,227)	$—	$(87,527)	$—	$107,217	$(361,137)

Cash - End of Month	$11,407	$35	$—	$2,286	$61	$5,264	$0	$641,752	$—	$216,329	$—	$324,705	$1,201,839

(1) Begnning balances are based on foreign exchange rates as of the end of the month

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements - Summary	Reporting Period: 10/05/15-11/1/15
October ‘15 (October 5-November 1)

Debtor Name	Case No.	Disbursements
Colt Defense LLC	15-11287	—
Colt Defense Technical Services LLC	15-11288	—
Colt Finance Corp.	15-11289	—
New Colt Holding Corp.	15-11290	—
Colt International Cooperatief U.A.	15-11291	28
Colt’s Manufacturing Company LLC	15-11292	14,279,933
Colt Security LLC	15-11293	65,341
Colt Canada Corporation	15-11294	1,649,221
CDH II Holding Inc.	15-11295	—
Colt Holding Company LLC	15-11296	—
TOTAL		$15,994,523

Colt Holding Company LLC MOR-1b Schedule of Professional Fees Paid October ‘15 (October 5-November 1)	Case No.: 15-11296 Reporting Period: 10/05/15-11/1/15

				Current Month Amt Paid		Inception -To-Date Amt Paid
PAYEE	Period Covered	Amount Approved	Payor	Fees	Expenses	Fees	Expenses

Mackinac Partners, LLC	June 15, 2015 - Oct 4, 2015	494,593	Colts Manufacturing LLC			403,132	91,426
Kurtzman, Carson Consultants	June 15, 2015 - Oct 4, 2015	106,450	Colts Manufacturing LLC			60,891	45,559

Colt Holding Company LLC	Case No.: 15-11296
MOR-1a Bank Reconciliations	Reporting Period: 10/05/15-11/1/15
October‘15 (October 5-November 1)

Bank Reconciliations

	BANK ACCOUNTS - Colt Defense (excl Canada)
	Wells Fargo Operating - 2949	Wells Fargo Payroll - 3093 (1)	Wells Fargo Depository- 8811 (1)	Wells Fargo Accounts Payable- 0355 (1)	Wells Fargo Utillity Deposit - 5957	Wells Fargo Operating -3119	Wells Fargo CD Operating -3127	Wells Fargo NCHC Operating-3150	Wells Fargo Operating-4004	Wells Fargo- 3143	Bank of America-9395	Bank of America-4636	Bank of America-7604	Bank of America-5012	Interaudi Bank- 3410	JPMorgan-1103	BMO Harris Bank-6366
Account #	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17
Balance per Books	3,998,238	(77,943)	—	(508,437)	30,146	113,137	23,500	23,000	12,358	—	—	6,349	—	—	454,835	849,603	285,493

Bank Balance	4,003,151	—	—	—	30,099	112,653	23,500	23,000	12,358	—	—	6,349	—	—	484,914	849,603	285,493
+ Deposits in Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
- Outstanding Checks	—	(77,943)	—	(508,437)	—	—	—	—	—	—	—	—	—	—	—	—	—
Other (2)	(4,913)	—	—	—	47	484	—	—	—	—	—	—	—	—	(79)	—	—
Adjusted Bank Balance (Book Balance)	3,998,238	(77,943)	—	(508,437)	30,146	113,137	23,500	23,000	12,358	—	—	6,349	—	—	454,835	649,603	285,493

(1)  ZBA accounts. Once the checks are cashed the funds will be transferred from the WF Operating Account (Acct #1)

(2)  Consists of credit card adjustments and other reconciling items

	BANK ACCOUNTS - Canada (In USD)
	BoA #3203 - A/R	BoA #3211 - A/P	BoA #3104 - A/R	BoA #3112 - A/P		BoA #3419 - A/R	BoA #3401 - A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P
Account #	1	2	3	4		5	6	7	8	9	10	11	12
Balance per Books	11,407	35	—	2,286		61	5,263	0	641,752	—	216,329	—	324,705

Bank Balance	11,407	35		2,286		61	5,263		773,859		269,377		324,712
+ Deposits in Transit	—	—	—	—		—	—	—	—	—	—	—	—
- Outstanding Checks	—	—	—	—		—	—	—	(132,108)	—	(53,051)	—	—
Other	—	—	—	—		—	—	—	—	—	—	—	(7)
Adjusted Bank Balance (Book Balance)	11,407	35	—	2,286	—	61	5,263	—	641,762	—	216,327	—	324,705

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month.

/s/ Scott B. Flaherty	Scott B. Flaherty
Authorized Representative	Printed Name of Authorized Representative

Colt Holding Company LLC	Case No.: 15-11296
MOR-2 Statement of Operations	Reporting Period: 10/05/15-11/1/15
October ‘15 (October 5-November 1)
$ in Thousands

	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
Debtor Identification Number		Colt’s Manufacturing	New Colt Holding	Colt Canada	Colt International	Colt Defense		Colt Defense LLC			Colt Holding		Colt Holding
Brief Description of Each Entity	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	Technical Services LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total
Current Month
Net Sales	$—	$10,288	$—	$2,408	$—	$—	$(282)	$12,414	$—	$68	$	$(68)	$12,414
Cost of sales	—	8,200	—	1,636	—	—	(267)	9,569	—	67	—	(68)	9,568
Gross profit $	—	2,088	—	772	—	—	(15)	2,845	—	1	—	—	2,846
Gross Margin %	0.0%	20.3%	0.0%	32.1%	0.0%	0.0%	5.3%	22.9%	—	1.5%	—	0.0%	22.9%
Sales and Marketing	—	714	—	96	—	—	—	810	—	—	—	—	810
Commissions	—	140	—	35	—	—	—	175	—	—	—	—	175
General and Administrative	7	1,145	—	191	3	—	—	1,346	—	—	—	—	1,346
Research and development	—	168	—	43	—	—	—	211	—	—	—	—	211
Total SG&A	7	2,167	—	365	3	—	—	2,542	—	—	—	—	2,542
Operating income	(7)	(79)	—	407	(3)	—	(15)	303	—	1	—	—	304
Interest expense	(531)	—	(1,286)	—	—	—	—	(1,817)	—	—	—	—	(1,817)
Foreign Currency Gain/(Loss)	—	(42)	—	10	—	—	—	(32)	—	—	—	—	(32)
Intercompany Interest	—	(12)	—	12	—	—	—	—	—	—	—	—	—
Royalty Expense	—	—	—	(14)	—	—	14	—	—	—	—	—	—
Other income (expense)	—	5	330	—	—	—	(329)	6	—	—	—	—	6
Income before taxes - Cont. Ops	(538)	(128)	(956)	415	(3)	—	(330)	(1,540)	—	1	—	—	(1,539)
Reorganization Items
Professional Fees	—	2,301	—	18	—	—	—	2,319	—	—	—	—	2,319
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	2,301	—	18	—	—	—	2,319	—	—	—	—	2,319
Income tax expense (benefit)	—	4	—	110	—	—	—	114	—	—	—	—	114
Net Income (Loss)	(538)	(2,433)	(956)	286	(3)	—	(330)	(3,974)	—	1	—	—	(3,973)
Taxes	—	4	—	110	—	—	—	114	—	—	—	—	114
Depreciation	—	504	—	35	—	—	—	539	—	—	—	—	539
Amortization	—	200	—	26	—	—	—	226	—	—	—	—	226
Interest Expense	531	—	1,286	—	—	—	—	1,817	—	—	—	—	1,817
Severance Costs	—	38	—	—	—	—	—	38	—	—	—	—	38
Restructuring Legal Entity (i)	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Bankruptcy (ii)	—	2,309	—	18	—	—	—	2,327	—	—	—	—	2,327
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	81	—	—	—	—	—	81	—	—	—	—	81
D&O incremental expense (iv)	—	194	—	—	—	—	—	194	—	—	—	—	194
Other income (expense)	—	49	(330)	(8)	—	—	315	26	—	—	—	—	26
Adjusted EBITDA	$(7)	$947	$—	$468	$(3)	$—	$(15)	$1,390	$—	$1	$—	$—	$1,391

Colt ERP System Legal Entity Number	11	10/60	61	20	72	81	99			71
Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A

		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors

Colt Holding Company LLC MOR-2 Statement of Operations October ‘15 (October 5-November 1)	Case No.: 15-11296 Reporting Period: 10/05/15-11/1/15
$ in Thousands

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
		Colt’s Manufacturing	New Colt Holding	Colt Canada	Colt international	Colt Defense		Colt Defense LLC			Colt Holding		Colt Holding
Post Petition YTD (includes full month of June)	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	Technical Services LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total

Net Sales	$—	$70,139	$—	$7,346	$—	$—	$(826)	$76,659	$—	$370	$—	$(370)	$76,659
Cost of sales	—	65,135	—	5,184	—	—	(755)	69,564	—	364	—	(370)	69,558
Gross profit $	—	5,004	—	2,162	—	—	(71)	7,095	—	6	—	—	7,101
Gross Margin %								9.3%		1.6%		0.0%	9.3%

Sales and Marketing	—	2,790	—	518	—	—	—	3,308	—	—	—	—	3,308
Commissions	—	829	—	110	—	—	—	939	—	—	—	—	939
General and Administrative	34	6,980	1	960	93	—	(3)	8,065	—	—	—	—	8,065
Research and development	—	994	—	374	—	—	—	1,368	—	—	—	—	1,368
Total SG&A	34	11,593	1	1,962	93	—	(3)	13,680	—	—	—	—	13,680

Operating income	(34)	(6,589)	(1)	200	(93)	—	(68)	(6,585)	—	6	—	—	(6,579)

Interest expense	(5,309)	—	(7,912)	—	—	—	—	(13,221)	—	—	—	—	(13,221)
Foreign Currency Gain/(Loss)	—	183	—	3	—	—	—	186	—	—	—	—	186
Intercompany Interest	(158)	(145)	218	87	—	—	(2)	—	—	—	—	—	—
Royalty Expense	—	—	—	(70)	—	—	71	1	—	—	—	—	1
Other income (expense)	1	57	1,651	—	—	—	(1,653)	56	—	—	—	—	56
Income before taxes - Cont. Ops	(5,500)	(6,494)	(6,044)	220	(93)	—	(1,652)	(19,563)	—	6	—	—	(19,557)

Reorganization Items
Professional Fees	—	15,342	—	191	—	—	—	15,533	—	—	—	—	15,533
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	15,342	—	191	—	—	—	15,533	—	—	—	—	15,533

Income tax expense (benefit)	—	18	(18)	150	17	—	—	167	—	—	—	—	167
Net Income (Loss)	(5,500)	(21,854)	(6,026)	(121)	(110)	—	(1,652)	(35,263)	—	6	—	—	(35,257)

Taxes	—	18	(18)	150	17	—	—	167	—	—	—	—	167
Depreciation	—	2,533	—	182	—	—	—	2,715	—	—	—	—	2,715
Amortization	—	1,000	—	132	—	—	—	1,132	—	—	—	—	1,132
Interest Expense	5,309	—	7,912	—	—	—	—	13,221	—	—	—	—	13,221
Severance Costs	—	38	—	8	—	—	—	47	—	—	—	—	47
Restructuring Legal Entity (i)	—	3,054	—	85	—	—	—	3,139	—	—	—	—	3,139
Restructuring Bankruptcy (ii)	—	13,847	—	191	—	—	—	14,038	—	—	—	—	14,038
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	417	—	—	—	—	—	417	—	—	—	—	417
D&O incremental expense (iv)	—	972	—	—	—	—	—	972	—	—	—	—	972
Other income (expense)	157	(95)	(1,869)	(20)	—	—	1,584	(243)	—	—	—	—	(243)
Adjusted EBITDA	$(34)	$(70)	$(1)	$607	$(93)	$—	$(68)	$341	$—	$6	$—	$—	$347

(i) Restructuring Legal Entity - Costs associated with Colt’s April 9, 2015 legal entity restructuring.

(ii) Restructuring Bankruptcy - Bankruptcy related costs: Pre-petition are included in General and Administrative expenses, Post-petition are included under Reorganzation items.

(iii) Florida Lease Termination - Costs associated with the termination of Colt’s Florida Facility lease of which approximately $50K were lease termination costs.

(iv) D&O incremental Expense - incremental D&O insurance costs associated with higher D&P premiums given Colt’s bankruptcy filing.

Colt Holding Company LLC	Case No.: 15-11296
MOR-3 Balance Sheet	Reporting Period: 10/05/15-11/1/15
October ‘15 (October 5-November 1)
$ in Thousands

	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
	Holding Company	U.S. Operations	Holding Company	Canadian Operations	Dutch Coop	1% Owner Dutch	Elim Entity	SEC Reporting Entity	Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
		Company		Company		Coop			Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
		Colt’s				Colt Defense
Debtor Identification Number		Manufacturing	New Colt Holding	Colt Canada	Colt International	Technical Services		Colt Defense LLC			Colt Holding		Colt Holding
Brief Description of Each Entity	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total
ASSETS
Current Assets:
Cash and Cash Equivalents	$24	$3,500	$23	$1,202	$12	$—	$—	4761	$—	$113	$—	$—	$4,874
Restricted Cash	—	1,048	—	—	—	—	—	1,048	—	—	—	—	1,048
Accounts receivable	—	13,453	—	3,708	—	—	—	17,161	—	$16	—	(16)	17,161
Inventories, net	—	54,387	—	6,873	—	—	(94)	61,166	—	—	—	—	61,166
Other current assets	63	4,008	(1)	1,041	8	—	—	5,119	—	—	—	—	5,119
Preferred Dividend Receivable	—	—	1,394	—	—	—	(1,394)	—	—	—	—	—	—
Current Deferred Tax Asset	—	—	—	147	—	—	—	147	—	—	—	—	147
Total current assets	87	76,396	1,416	12,971	20	—	(1,488)	89,402	—	129	—	(16)	89,515
													—
Property & Equipment - Cost													0
PP&E - Cost	—	55,252	—	7,121	—	—	—	62,373	—	—	—	—	62,373
PP&E - A/D	—	(38,636)	—	(3,637)	—	—	—	(42,273)	—	—	—	—	(42,273)
Net property and equipment	—	16,616	—	3,484	—	—	—	20,100	—	—	—	—	20,100
													—
Other Assets													0
Intercompany (Pay) Rec													—
Colt Defense	—	(19,525)	11,214	—	—	—	8,311	—	—	—	—	—	—
Colt Canada	—	1,438	—	—	—	—	(1,438)	—	—	—	—	—	—
Colt International	—	138	—	—	—	—	(138)	—	—	—	—	—	—
CMC	2,949	44	(1,309)	4,611	—	—	(6,295)	—	—	—	—	—	—
NCHC	—	—	—	—	—	—	—	—	—	—	—	—	—
Tech Services	—	(79)	—	—	—	79	—	—	—	—	—	—	—
Investment in CMC/NCHC	268,417	—	91,105	—	—	—	(359,522)	—	—	—	—	—	—
Investment in Canada	—	—	—	—	49,000	—	(49,000)	—	—	—	—	—	—
Goodwill	—	247,679	—	8,192	—	—	(247,679)	8,192	—	—	—	—	8,192
Intangible assets, finite-lived	—	4,784	—	2,472	—	—	—	7,256	—	—	—	—	7,256
Trademarks	—	38,350	—	—	—	—	—	38,350	—	—	—	—	38,350
Deferred financing costs	477	—	1,180	—	—	—	—	1,657	—	—	—	—	1,657
Other assets	—	3,016	—	—	—	—	—	3,016	—	—	—	—	3,016
Archive inventory	—	336	—	—	—	—	—	336	—	—	—	—	336
Deferred leasing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid license fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term deferred tax	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term restricted cash	—	572	—	—	—	—	—	572	—	—	—	—	572
Total Other Assets	271,843	276,753	102,190	15,275	49,000	79	(655,761)	59,379	—	—	—	—	59,379.00
													0
TOTAL ASSETS	$271,930	$369,765	$103,606	$31,730	$49,020	$79	$(657,249)	$168,881	$—	$129	$—	$(16)	$168,994

Colt Holding Company LLC	Case No.: 15-11296
MOR-3 Balance Sheet	Reporting Period: 10/05/15-11/1/15
October ‘15 (October 5-November 1)
$ in Thousands

	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
	Holding Company	U.S. Operations	Holding Company	Canadian Operations	Dutch Coop	1% Owner Dutch	Elim Entity	SEC Reporting Entity	Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
		Company		Company		Coop			Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
		Colt’s				Colt Defense
Debtor Identification Number		Manufacturing	New Colt Holding	Colt Canada	Colt International	Technical Services		Colt Defense LLC			Colt Holding		Colt Holding
Brief Description of Each Entity	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total

LIABILITIES and EQUITY
Current liabilities:
Capital Lease Obligation Current	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Intercompany Payable:													—
Colt Defense	—	1,314	—	—	138	—	(1,452)	—	—	—	—	—	—
Colt Canada	—	4,611	—	—	—	—	(4,611)	—	—	—	—	—	—
CMC	(19,525)	—	—	1,482	—	—	18,043	—	—	—	—	—	—
NCHC	11,214	66,375	—	—	—	—	(77,589)	—	—	—	—	—	—
Revolver Advance	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Debt	38,729	—	84,125	—	—	—	—	122,854	—	—	—	—	122,854
Accounts Payable	—	21,108	—	1,796	34	—	—	22,938	—	—	—	(16)	22,922
Accrued Interest	396	—	1,036	12	—	—	—	1,444	—	—	—	—	1,444
Accrued Commissions	—	1,657	—	89	—	—	—	1,746	—	—	—	—	1,746
Accrued Compensation & Benefits	—	3,632	—	602	—	—	—	4,234	—	17	—	—	4,251
Accrued Taxes	—	2,446	—	137	—	—	—	2,583	—	5	—	—	2,588
Accrued warranty/M240 contract liab	—	1,315	—	46	—	—	—	1,361	—	—	—	—	1,361
Accrued expenses	—	15,069	—	1,115	—	—	1	16,185	—	24	—		16,209
Distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Portion Deferred Inc	—	3,842	—	—	—	—	—	3,842	—	—	—	—	3,842
Current Portion of Empl Benefit Costs	—	1,482	—	—	—	—	—	1,482	—	—	—	—	1,482
Customer Advances	—	2,921	—	6,310	—	—	—	9,231	—	—	—	—	9,231
Preferred Dividend Payable	—	1,394	—	—	—	—	(1,394)	—	—	—	—	—	—
Total current liabilities	30,814	127,166	85,161	11,589	172	—	(67,002)	187,900	—	46	—	(16)	187,930

Long - Term Liabilities
Senior Notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Term Loan - Long-term Portion	—	—	—	—	—	—	—	—	—	—	—	—	—
L/T distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Accumulated Post-Retirement Health	—	25,295	—	—	—	—	—	25,295	—	—	—	—	25,295
Pension Liabilities, less current portion	—	12,323	—	—	—	—	—	12,323	—	—	—	—	12,323
Other Long-term Liabilities	—	4,787	1,109	—	—	—	—	5,896	—	—	—	—	5,896
Deferred Taxes Payable	—	—	12,363	1,161	1,323	—	—	14,847	—	—	—	—	14,847
Deferred Income	—	545	—	—	—	—	—	545	—	—	—	—	545
Total Long-Term Liabilities	—	42,950	13,472	1,161	1,323	—	—	58,906	—	—	—	—	58,906

Liabilities Subject to Compromise
Senior Note Accrued Interest *	12,623	—	—	—	—	—	—	12,623	—	—	—	—	12,623
Senior Notes, net of discount	245,497	—	—	—	—	—	—	245,497	—	—	—	—	245,497
Total Pre-Petition Liabilities	258,120	—	—	—	—	—	—	258,120	—	—	—	—	258,120

Total Liabilities	288,934	170,116	98,633	12,750	1,495	—	(67,002)	504,926	—	46	—	(16)	50,4956
													—
SHAREHOLDERS’ EQUITY													—
Common Units Repurchased	(64,538)	—	—	—	—	—	—	(64,538)	—	—	—	—	(64,538)
Tax Distributions to LLC Members	(69,759)	—	—	—	—	—	—	(69,759)	—	—	—	—	(69,759)
Investment by Parent	—	—	13,924	—	49,000	—	(62,924)	—	—	—	—	—	—
Members’ Equity	127,437	189,760	4,393	33,252	(1,767)	—	(460,023)	(106,948)	—	71	—	—	(106,877)
Preferred Stock	—	66,048	—	—	—	—	(66,048)	—	—	—	—	—	—
Accumulated OCI - Pension & PRHP	—	(21,552)	—	—	—	—	—	(21,552)	—	—	—	—	(21,552)
Accumulated OCI - Other	—	—	—	(5,551)	175	—	—	(5,376)	—	—	—	—	(5,376)
Currency Translation	—	—	—	—	(210)	—	2,039	1,829	—	—	—	—	1,829
Net Income	(18,068)	(40,039)	(7,912)	(257)	(134)	—	(3,291)	(69,701)	—	12	—	—	(69,689)
Dividends Paid	—	—	—	(8,464)	(8,003)	—	—	(16,467)	—	—	—	—	(16,467)
Dividends Received	7,924	5,432	(5,432)	—	8,464	79	—	16,467	—	—	—	—	16,467
								—

Total Member’s deficit	(17,004)	199,649	4,973	18,980	47,525	79	(590,247)	(336,045)	—	83	—	—	(335,962)

TOTAL LIABILITIES & MEMBER’S DEFICIT	$271,930	$369,765	$103,606	$31,730	$49,020	$79	$(657,249)	$168,881	$—	$129	$—	$(16)	$168,994

	—	—	—	—	—	—	—	—	—	—	—	—	—

* Senior Note Accrued Interest does not include post petition accrued interest.

Colt Holding Company LLC MOR-4 Status of Postpetition Taxes October ‘15 (October 5-November 1) Consolidated	Case No.: 15-11296 Reporting Period: 10/05/15-11/1/15

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount withheld or acccrued	Amount paid	Date paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	149,561	449,825	471,793	Various	Various	127,594
FICA-Employee	65,432	241,809	249,118	Various	Various	58,123
FICA-Employer	81,999	241,845	247,839	Various	Various	76,006
Unemployment	1,595	6,074	6,192	Various	Various	1,477
Income	19,141	80,221	78,490	Various	Various	20,872
Other	1,728,483	581,874	3,822	Various	Various	2,306,535
Total Federal Taxes	2,046,211	1,601,648	1,057,252			2,590,606

State and Local
Withholding	41,230	150,631	156,331	Various	Various	35,531
Sales	13,470	15,170	2,861	Various	Various	25,779
Excise	2,140	612	—	Various	Various	2,752
Unemployment	2,178	7,838	7,527	Various	Various	2,489
Real Property	(15,684)	6,007	—	Various	Various	(9,677)
Personal Property	80,748	29,459	—	Various	Various	110,207
Other (EHT)	1,684	7,051	6,966	Various	Various	1,769
Total State and Local	125,766	216,768	173,685			168,850
Total Taxes	2,171,977	1,818,416	1,230,937			2,759,456

I attest that to the best of my knowledge, the Debtors have filed all necessary federal, state, and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights

/s/ Scott B. Flaherty	Scott B. Flaherty
Authorized Representative	Printed Name of Authorized Representative

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Administration	55,594	162,454	46,586	34,803	30,167	329,603
Employee	175	26,245	2,246	—	—	28,666
Government Agencies	—	—	—	—	—	—
Inventory	7,227,582	3,107,630	159,260	6,347	(1,916)	10,498,903
Insurance Payable	1,250	79,693	—	149,940	—	230,882
Information Tech -Computers	23,479	5,278	1,013	—	—	29,769
Freight	58,650	33,141	—	—	—	91,791
Lease Payable	—	33,783	—	—	—	33,783
Marketing/Advertising	45,308	105,063	53,993	29,375	3,448	237,188
Maintenance	154,321	65,659	3,228	—	975	224,183
Outside Service	122,741	65,254	13,438	—	—	201,433
MRO / Supplies	612,128	209,075	178,172	—	—	999,375
Commission	—	8,821	89,881	93,516	9,088	201,305
Legal	41,205	21,673	61,257	58,576	—	182,711
Outside Consultants	53,128	128,969	103,486	56,155	166,244	507,980
Restructuring	—	18,794	166,971	223,018	734,101	1,142,883
Utilities	12,790	125,572	—	—	—	138,362
Other	—	—	—	—	—	—
Canada Accounts Payable	651,884	460,814	285,903	197,605	13,751	1,609,957
Canada Commissions	34,663	9,795	51,008	13,009	—	108,475
Total Postpetition Debts	9,094,896	4,667,711	1,216,442	862,341	955,857	16,797,247

Colt Holding Company LLC	Case No.: 15-11296
MOR-5 A/R Reconciliation & Aging	Reporting Period: 10/05/15-11/1/15
October ‘15 (October 5-November 1)
Consolidated

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$18,145,421
+ Amounts billed during the period	12,844,514
- Amounts collected during the period	(13,316,222)
Total Accounts Receivable at the end of the reporting period	$17,673,713

Accounts Receivable Aging	Amount
0 - 30 days old	$12,960,623
31 - 60 days old	1,824,607
61 - 90 days old	2,017,943
91+ days old	870,539
Total Accounts Receivable	17,673,713
Amount considered uncollectible (Bad Debt)	(226,625)
Accounts Receivable (Net)	$17,447,088

Note: Aging represents trade accounts receivable. Will not reconcile to total AR on balance sheet due to other items including advances, reserve for cash discounts and other receivables

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X